UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:  September 9, 2016
(Date of earliest event reported:  September 7, 2016)

ELIZABETH ARDEN, INC.
(Exact Name of Registrant as Specified in its Charter)

Florida	1-6370	59-0914138
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

880 Southwest 145th Avenue, Suite #200, Pembroke Pines, Florida	33027
(Address of Principal Executive Offices)	(Zip Code)

(954) 364-6900
(Registrant’s telephone number, including area code)
None
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

Overview of Transactions

On September 7, 2016 (the “Closing Date”), Revlon, Inc. and Revlon Consumer Products Corporation, Revlon, Inc.’s direct wholly-owned operating subsidiary (“RCPC” and, together with Revlon, Inc. and their subsidiaries, “Revlon”), completed the acquisition (the “Acquisition”) of Elizabeth Arden, Inc. (“Elizabeth Arden”). Pursuant to the terms of the previously-announced Agreement and Plan of Merger, dated as of June 16, 2016 (the “Merger Agreement”), by and among Revlon, RR Transaction Corp., a wholly-owned direct subsidiary of RCPC (“Acquisition Sub”), and Elizabeth Arden, Acquisition Sub merged with and into Elizabeth Arden, with Elizabeth Arden continuing as the surviving corporation (the “Merger”). As a result of the Merger, Elizabeth Arden became a wholly-owned subsidiary of RCPC.

In connection with and substantially concurrently with the closing of the Merger: (i) RCPC, together with Revlon, Inc., entered into a 7-year $1,800.0 million senior secured term loan facility (the “Term Loan Facility” and such agreement being the “Term Loan Credit Agreement”) and a 5-year $400.0 million senior secured asset-based revolving credit facility (the “Revolving Credit Facility” and such agreement being the “Revolving Credit Agreement” and such facility, together with the Term Loan Facility, the “Senior Facilities”); and (ii) Revlon Escrow Corporation (the “Escrow Issuer”), a wholly-owned subsidiary of RCPC, was merged with and into RCPC, with RCPC as the surviving corporation, and the net proceeds from the previously-announced issuance and sale of the Escrow Issuer’s 6.25% Senior Notes due 2024 (the “6.25% Senior Notes”), which closed on August 4, 2016 (the “6.25% Senior Notes Offering”), were released from escrow (the “Escrow Release”). In connection with entering into the Senior Facilities, RCPC maintained its existing floating-to-fixed interest rate swap based on a notional amount of $400 million under the Term Loan Facility.

The proceeds of RCPC’s 6.25% Senior Notes Offering and the Term Loan Facility, together with approximately $35.0 million of borrowings under the Revolving Credit Facility and approximately $126.7 million of RCPC’s cash on hand, were used to fund the Merger consideration and repurchase of each share of Elizabeth Arden’s Series A Serial Preferred Stock, par value $0.01 per share, to pay costs and expenses related to the Merger and to repay, refinance or retire: (1) RCPC’s existing 2011 term loan due 2017 and RCPC’s 2013 term loan due 2019, which were governed by the same term loan facility agreement; (2) the full outstanding principal amount of Elizabeth Arden’s 7⅜% senior notes due 2021 (for which RCPC on the Closing Date gave a notice of optional redemption scheduled to be completed on October 7, 2016); (3) all outstanding borrowings under Elizabeth Arden’s revolving credit facility; and (4) all outstanding borrowings under Elizabeth Arden’s second lien credit facility.  RCPC also terminated its existing revolving credit facility due 2018.

Term Loan Facility

Principal and Maturity

On the Closing Date, RCPC entered into the Term Loan Credit Agreement, for which facility Citibank, N.A. acts as administrative agent and which has an initial aggregate principal amount of $1,800.0 million and will mature on the earlier of (x) the seventh anniversary of the Closing Date and (y) the 91st day prior to the maturity of RCPC’s 5¾% Senior Notes due 2021 (the “5¾% Senior Notes”) if, on that date (and solely for so long as), (i) any of RCPC’s 5¾% Senior Notes remain outstanding and (ii) RCPC’s available liquidity does not exceed the aggregate principal amount of the then outstanding 5¾% Senior Notes by at least $200.0 million.  The loans under the Term Loan Facility were borrowed at an original issue discount of 0.5% to their principal amount.

The Term Loan Facility may be increased by an amount equal to the sum of (x) the greater of $450.0 million and 90% of RCPC’s pro forma consolidated EBITDA, plus (y) an unlimited amount to the extent that (1) the first lien leverage ratio (defined as the ratio of RCPC’s net senior secured funded debt that is not junior or subordinated to the liens of the Senior Facilities to EBITDA) is less than or equal to 3.5 to 1.0 (for debt secured pari passu with the Term Loan Facility) or (2) the secured leverage ratio (defined as the ratio of RCPC’s net senior secured funded debt to EBITDA) is less than or equal to 4.25 to 1.0 (for junior lien or unsecured debt), plus (z) up to an additional $400.0 million if the Revolving Credit Facility has been repaid and terminated.

Guarantees and Security

RCPC and the restricted subsidiaries under the Term Loan Facility, which include Elizabeth Arden and its domestic subsidiaries (collectively, the “Restricted Group”), are subject to the covenants under the Term Loan Credit Agreement.  The Term Loan Facility is guaranteed by each existing and future direct or indirect wholly-owned domestic restricted subsidiary of RCPC (subject to various exceptions), including Elizabeth Arden and certain of its subsidiaries, as well as by Revlon, Inc. on a limited recourse basis.  The obligations of Revlon, Inc., RCPC and the subsidiary guarantors under the Term Loan Facility are secured by pledges of the equity of RCPC held by Revlon, Inc. and the equity of the Restricted Group held by RCPC and each subsidiary guarantor (subject to certain exceptions, including equity of first-tier foreign subsidiaries in excess of 65% of the voting equity interests of such entity) and by substantially all tangible and intangible personal and real property of RCPC and the subsidiary guarantors (subject to certain exclusions).  The obligors and guarantors under the Term Loan Facility and the Revolving Credit Facility are identical.  The liens securing the Term Loan Facility on the accounts, inventory, equipment, chattel paper, documents, instruments, deposit accounts, real estate and investment property and general intangibles (other than intellectual property) related thereto (the “Revolving Facility Collateral”) rank second in priority to the liens thereon securing the Revolving Credit Facility.  The liens securing the Term Loan Facility on all other property, including capital stock, intellectual property and certain other intangible property (the “Term Loan Collateral”), rank first in priority to the liens thereon securing the Revolving Credit Facility, while the liens thereon securing the Revolving Credit Facility rank second in priority to the liens thereon securing the Term Loan Facility.

Interest and Fees

Interest accrues on term loans under the Term Loan Facility at a rate per annum of Adjusted LIBOR (which has a floor of 0.75%) plus a margin of 3.50% or an alternate base rate plus a margin of 2.50%, at RCPC’s option, and is payable quarterly.  RCPC is obligated to pay certain fees and expenses in connection with the Term Loan Facility.

Affirmative and Negative Covenants

The Term Loan Credit Agreement contains certain affirmative and negative covenants that, among other things, limit the Restricted Group’s ability to:

(i)	incur additional debt;

(ii)	incur liens;

(iii)	sell, transfer or dispose of assets;

(iv)	make investments;

(v)	make dividends and distributions on, or repurchases of, equity;

(vi)	make prepayments of contractually subordinated or junior lien debt;

(vii)	enter into certain transactions with their affiliates;

(viii)	enter into sale-leaseback transactions;

(ix)	change their lines of business;

(x)	restrict dividends from their subsidiaries or restrict liens;

(xi)	change their fiscal year; and

(xii)	modify the terms of certain debt.

The negative covenants are subject to various exceptions, including an “available amount basket” based on 50% of RCPC’s cumulative consolidated net income, plus a “starter” basket of $200.0 million, subject to RCPC’s compliance with, except when used to make investments, a 5.0 to 1.0 ratio of RCPC’s net debt to Consolidated EBITDA (as defined in the Term Loan Credit Agreement).

While the Term Loan Credit Agreement contains certain customary representations, warranties and events of default, it does not contain any financial maintenance covenants.

Prepayments

The Term Loan Facility is subject to mandatory prepayments from:

(a)	the net proceeds from the issuance by RCPC or any of its restricted subsidiaries of certain additional debt;

(b)	commencing with the excess cash flow calculation with respect to fiscal year ending December 31, 2017, 50% of excess cash flow, with step-downs to 25% and 0% upon achievement of certain first lien leverage ratios and reduced by voluntary prepayments of loans under the Term Loan Facility and revolving loans under the Revolving Credit Facility to the extent commitments thereunder are permanently reduced; and

(c)	asset sale proceeds of certain non-ordinary course asset sales or other dispositions of property that have not been reinvested to the extent in excess of certain minimum amounts.

The Term Loan Facility is also subject to quarterly amortization payments of 0.25% of the original principal amount.

RCPC may voluntarily prepay the Term Loan Facility without premium or penalty unless RCPC prepays a term loan within six months after the Closing Date in connection with a repricing transaction (in which case a 1.00% premium is payable).

Copies of the Term Loan Credit Agreement and other ancillary agreements governing the Term Loan Facility and the related security and collateral agreements are filed as Exhibits 10.1, 10.3 and 10.4 hereto and are incorporated herein by reference in their entirety.  The above descriptions of the terms of the Term Loan Facility, the Term Loan Credit Agreement and the related security and collateral agreements are qualified in their entirety by references to such agreements.

Revolving Credit Facility

Principal and Maturity

On the Closing Date, RCPC entered into the Revolving Credit Agreement, for which facility Citibank, N.A. acts as administrative agent.  The Revolving Credit Facility has an initial maximum availability of $400.0 million (with a $100.0 million sublimit for letters of credit and up to $70.0 million available for swing line loans), which availability is subject to the amount of the borrowing base.  The Revolving Credit Facility may be increased by the greater of (x) $50.0 million and (y) the excess of the borrowing base over the amounts of then-effective commitments.  The Revolving Credit Facility permits certain non-U.S. subsidiaries to borrow in local currencies.

The borrowing base calculation under the Revolving Credit Facility is based on the sum of: (i) 85% of eligible accounts receivable; (ii) the lesser of 85% of the net orderly liquidation value and a percentage of the value specified in respect of different types of eligible inventory; (iii) qualified restricted cash (capped at $75.0 million); and (iv) a temporary increase amount between August 15 and October 31 of each year, which are collectively subject to certain availability reserves set by the administrative agent.

The Revolving Credit Facility will mature on the earlier of (x) the fifth anniversary of the Closing Date and (y) the 91st day prior to the maturity of RCPC’s 5¾% Senior Notes if, on that date (and solely for so long as), (i) any of RCPC’s 5¾% Senior Notes remain outstanding and (ii) RCPC’s available liquidity does not exceed the aggregate principal amount of the then outstanding 5¾% Senior Notes by at least $200.0 million.

Guarantees and Security

The Restricted Group under the Revolving Credit Agreement (which is the same as the Restricted Group under the Term Loan Credit Agreement) is subject to the covenants under the Revolving Credit Agreement.  The Revolving Credit Facility is guaranteed by each existing and future direct or indirect wholly-owned domestic restricted subsidiary of RCPC (subject to various exceptions), as well as by Revlon, Inc. on a limited recourse basis.  The obligations of Revlon, Inc., RCPC and the subsidiary guarantors under the Revolving Credit Facility are secured by pledges of the equity of RCPC held by Revlon, Inc. and the equity of RCPC’s restricted subsidiaries held by RCPC and each subsidiary guarantor (subject to certain exceptions, including equity of first-tier foreign subsidiaries in excess of 65% of the voting equity interests of such entity) and by substantially all tangible and intangible personal and real property of RCPC and the subsidiary guarantors (subject to certain exclusions).  The obligors and guarantors under the Revolving Credit Facility and the Term Loan Facility are identical.  The liens on the Revolving Facility Collateral securing the Revolving Credit Facility rank first in priority to the liens thereon securing the Term Loan Facility, which rank second in priority on such collateral.  The liens on the Term Loan Collateral securing the Revolving Credit Facility rank second in priority to the liens thereon securing the Term Loan Facility, which rank first in priority on such collateral.

Interest and Fees

Interest is payable quarterly and accrues on borrowings under the Revolving Credit Facility at a rate per annum equal to either (i) the alternate base rate plus an applicable margin equal to 0.25%, 0.50% or 0.75% depending on the average excess availability (based on the borrowing base as most recently reported by RCPC to the administrative agent from time to time) or (ii) the Eurocurrency rate plus an applicable margin equal to 1.25%, 1.50% or 1.75% depending on the average excess availability (based on the borrowing base as most recently reported by RCPC to the administrative agent from time to time), at RCPC’s option. The applicable margin decreases as average excess availability under the Revolving Credit Facility increases.  RCPC is obligated to pay certain fees and expenses in connection with the Revolving Credit Facility, including a commitment fee for any unused amounts of 0.25%. Loans under the Revolving Credit Facility may be prepaid without premium or penalty.

Affirmative and Negative Covenants

The Revolving Credit Agreement contains affirmative and negative covenants that are similar to those in the Term Loan Credit Agreement, other than the “available amount basket” (as described above in the description of the Term Loan Facility); provided, however, under the Revolving Credit Agreement the Restricted Group will be able to incur unlimited additional junior secured debt and unsecured debt, make unlimited asset sales and dispositions, make unlimited investments and acquisitions, prepay junior debt and make unlimited restricted payments to the extent that certain “payment conditions” for asset-based credit facilities are satisfied.  The Revolving Credit Agreement contains certain customary representations, warranties and events of default.

If RCPC’s “Liquidity Amount” (defined in the Revolving Credit Agreement as the Borrowing Base less the sum of (x) the aggregate outstanding extensions of credit under the Revolving Credit Facility, and (y) any availability reserve in effect on such date) falls below the greater of $35.0 million and 10% of the maximum availability under the Revolving Credit Facility (a “Liquidity Event Period”), then the Restricted Group will be required to maintain a consolidated fixed charge coverage ratio (the ratio of RCPC’s EBITDA minus capital expenditures to cash interest expense for such period) of a minimum of 1.0 to 1.0 until the first date after 20 consecutive business days for which the Liquidity Amount is equal to or greater than such threshold. If RCPC is in default under the consolidated fixed charge coverage ratio under the Revolving Credit Agreement, RCPC may cure such default by issuing certain equity securities to, or receiving capital contributions from, Revlon, Inc. and applying such cash which is deemed to increase EBITDA for the purpose of calculating the applicable ratio. RCPC may exercise this cure right no more than two times in any four-quarter period, and no more than five times in total during the life of the Revolving Credit Facility.

Prepayments

RCPC must prepay borrowings under the Revolving Credit Facility to the extent that outstanding loans and letters of credit exceed availability.  During a Liquidity Event Period, the administrative agent may apply amounts collected in controlled accounts for the repayment of loans under the Revolving Credit Facility.

Copies of the Revolving Credit Agreement and other ancillary agreements governing the Revolving Credit Facility and the related security and collateral agreements are filed as Exhibits 10.2, 10.5, 10.6 and 10.7 hereto and are incorporated herein by reference in their entirety.  The above descriptions of the terms of the Revolving Credit Facility and the related security and collateral agreements are qualified in their entirety by references to such agreements.

The Escrow Release

In connection with the Escrow Release, RCPC and certain of its direct and indirect wholly-owned domestic subsidiaries, including Elizabeth Arden and certain of its subsidiaries (collectively, the “Guarantors”), and U.S. Bank National Association, as trustee, entered into a supplemental indenture (the “Supplemental Indenture”) to the indenture governing the 6.25% Senior Notes (the “6.25% Senior Notes Indenture”), pursuant to which RCPC assumed the obligations of the Escrow Issuer under the 6.25% Senior Notes and the 6.25% Senior Notes Indenture and the Guarantors jointly and severally, fully and unconditionally guaranteed the 6.25% Senior Notes on a senior unsecured basis.  The Guarantors are the same entities that are subsidiary guarantors under the Term Loan Facility and the Revolving Credit Facility.  A copy of the Supplemental Indenture is attached as Exhibit 4.1 hereto and is incorporated herein by reference in its entirety.  The 6.25% Senior Notes Indenture is more fully described in Revlon, Inc.’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on August 5, 2016, which description is incorporated herein by reference in its entirety.

Registration Rights Joinder Agreement

On August 4, 2016, the Escrow Issuer entered into a joinder agreement (the “Registration Rights Agreement Joinder”) to the registration rights agreement (the “Registration Rights Agreement”), dated as of August 4, 2016.  Under the Registration Rights Agreement Joinder, RCPC and the Guarantors assumed the Escrow Issuer’s obligations under the Registration Rights Agreement and are obligated to file with the SEC a registration statement with respect to an offer to exchange the 6.25% Senior Notes and any related guarantees for substantially similar notes and guarantees that are registered under the Securities Act.

A copy of the Registration Rights Agreement Joinder is filed as Exhibit 4.2 hereto and is incorporated herein by reference in its entirety.  The Registration Rights Agreement is more fully described in Revlon, Inc.’s Current Report on Form 8-K filed with the SEC on August 5, 2016, which description is incorporated herein by reference in its entirety.

Item 1.02 Termination of a Material Definitive Agreement.

On the Closing Date, in connection with the consummation of the Merger, Elizabeth Arden terminated (i) the Fourth Amended and Restated Credit Agreement, dated as of July 26, 2016, among Elizabeth Arden, Elizabeth Arden (Canada) Limited, Elizabeth Arden International Sàrl, Elizabeth Arden (UK) Ltd., and certain other subsidiaries of Elizabeth Arden, JPMorgan Chase Bank, N.A., Bank of America, N.A., Wells Fargo Bank, National Association, HSBC Bank USA, N.A. and the other lenders party thereto (as amended, supplemented or otherwise modified from time to time, the “Arden Credit Agreement”); and (ii) the Credit Agreement (Second Lien), dated as of June 12, 2012, between Elizabeth Arden and JPMorgan Chase Bank, N.A. (as amended, supplemented or otherwise modified from time to time, the “Arden Second Lien Credit Agreement”).  No material early termination penalties were incurred by Elizabeth Arden in connection with terminating the Arden Credit Agreement or the Arden Second Lien Credit Agreement.

On the Closing Date, in connection with the consummation of the Merger, Elizabeth Arden provided notice to U.S. Bank National Association, as trustee (in such capacity, the “Trustee”) under the Indenture, dated as of January 21, 2011 (as amended, supplemented or otherwise modified from time to time, the “Arden Notes Indenture”), of its election to redeem all of its outstanding 7⅜% Senior Notes due 2021 (the “Existing Arden Senior Notes”) issued under the Arden Notes Indenture.  The Existing Arden Senior Notes will be redeemed on October 7, 2016 (the “Redemption Date”) at a redemption price of 103.688% of the principal amount of the Existing Arden Senior Notes redeemed, plus accrued and unpaid interest thereon (the “Redemption Price”) to, but not including, the Redemption Date.

On the Closing Date, Elizabeth Arden irrevocably deposited the aggregate Redemption Price required to redeem all of the Existing Arden Senior Notes with the Trustee, and irrevocably instructed the Trustee to apply such amount to the redemption in full of the Existing Arden Senior Notes on the Redemption Date.  The Arden Notes Indenture was satisfied and discharged on the Closing Date.

Item 2.03. Creation of a Direct Financing Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Please see the discussion set forth under Item 1.01, “Entry into a Material Definitive Agreement,” of this Form 8-K, which discussion is incorporated herein by reference in its entirety.
Item 9.01.          Financial Statements and Exhibits.

(d)          Exhibits.

Exhibit No.	Description
4.1
First Supplemental Indenture, dated as of September 7, 2016, by and among Revlon Consumer Products Corporation, the guarantors party thereto and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K of Revlon, Inc. filed with the SEC on September 9, 2016).

4.2
Joinder Agreement to the Registration Rights Agreement, dated as of September 7, 2016, by and among Revlon Consumer Products Corporation, the guarantors party thereto and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Citigroup Global Markets Inc., as representatives of the initial purchasers (incorporated by reference to Exhibit 4.2 to the Current Report on Form 8-K of Revlon, Inc. filed with the SEC on September 9, 2016).

10.1
Term Loan Agreement, dated as of September 7, 2016, by and among Revlon Consumer Products Corporation, Revlon, Inc. (solely for the purposes set forth therein), certain lenders party thereto and Citibank, N.A., as administrative agent and collateral agent (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K of Revlon, Inc. filed with the SEC on September 9, 2016).

10.2
Asset-Based Revolving Credit Agreement, dated as of September 7, 2016, by and among Revlon Consumer Products Corporation, certain local borrowing subsidiaries from time to time party thereto, Revlon, Inc. (solely for the purposes set forth therein), certain lenders and issuing lenders party thereto and Citibank, N.A., as administrative agent, collateral agent, issuing lender and swingline lender (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K of Revlon, Inc. filed with the SEC on September 9, 2016).

10.3
Term Loan Guarantee and Collateral Agreement, dated as of September 7, 2016, made by each of the signatories thereto in favor of Citibank, N.A., as collateral agent, for the benefit of the Secured Parties under the Term Loan Agreement (incorporated by reference to Exhibit 10.3 to the Current Report on Form 8-K of Revlon, Inc. filed with the SEC on September 9, 2016).

10.4
Holdings Term Loan Guarantee and Pledge Agreement, dated as of September 7, 2016, made by Revlon, Inc. in favor of Citibank, N.A., as collateral agent, for the benefit of the Secured Parties under the Term Loan Agreement (incorporated by reference to Exhibit 10.4 to the Current Report on Form 8-K of Revlon, Inc. filed with the SEC on September 9, 2016).

10.5
ABL Guarantee and Collateral Agreement, dated as of September 7, 2016, made by each of the signatories thereto in favor of Citibank, N.A., as collateral agent, for the benefit of the Secured Parties under the Asset-Based Revolving Credit Agreement (incorporated by reference to Exhibit 10.5 to the Current Report on Form 8-K of Revlon, Inc. filed with the SEC on September 9, 2016).

10.6
Holdings ABL Guarantee and Pledge Agreement, dated as of September 7, 2016, made by Revlon, Inc. in favor of Citibank, N.A., as collateral agent, for the benefit of the Secured Parties under the Asset-Based Revolving Credit Agreement (incorporated by reference to Exhibit 10.6 to the Current Report on Form 8-K of Revlon, Inc. filed with the SEC on September 9, 2016).

10.7
ABL Intercreditor Agreement, dated as of September 7, 2016, among Citibank, N.A., as ABL Agent, Citibank, N.A., as Initial Term Loan Agent, Revlon, Inc., Revlon Consumer Products Corporation, each subsidiary listed therein or that becomes a party thereto and each Other Term Loan Agent from time to time party thereto (incorporated by reference to Exhibit 10.7 to the Current Report on Form 8-K of Revlon, Inc. filed with the SEC on September 9, 2016).

Forward-Looking Statements

Statements made in this Current Report on Form 8-K that are not historical facts, including statements about Elizabeth Arden’s plans, projected financial results and liquidity, strategies, focus, beliefs and expectations, are forward-looking and subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements speak only as of the date they are made and, except for Elizabeth Arden’s ongoing obligations under the U.S. federal securities laws, Elizabeth Arden does not undertake any obligation to publicly update any forward-looking statement, whether to reflect actual results of operations; changes in financial condition; changes in expectation of results of operations and liquidity, changes in general U.S. or international economic or industry conditions; changes in estimates, expectations or assumptions; or other circumstances, conditions, developments or events arising after this Current Report on Form 8-K. The forward-looking statements in this Current Report on Form 8-K may include, without limitation, Elizabeth Arden’s beliefs, expectations, focus and/or plans regarding future events, including, without limitation, the expected redemption of Elizabeth Arden’s 7⅜% Senior Notes due 2021. Actual results may differ materially from such forward-looking statements for a number of reasons, including, without limitation, as a result of the risks described and other items in Elizabeth Arden’s filings with the SEC, including in Elizabeth Arden’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the SEC during 2016 (which may be viewed on the SEC’s website at http://www.sec.gov), as well as unexpected difficulties and/or delays in completing, in whole or in part, the redemption of Elizabeth Arden’s 7⅜% Senior Notes due 2021. Additionally, the business and financial materials and any other statement or disclosure on, or made available through, Elizabeth Arden’s website or other websites referenced herein shall not be incorporated by reference into this in this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELIZABETH ARDEN, INC.

	By:	/s/ Michael T. Sheehan
Michael T. Sheehan
Vice President and Assistant Secretary

Date: September 9, 2016

EXHIBIT INDEX

Exhibit No.	Description
4.1
First Supplemental Indenture, dated as of September 7, 2016, by and among Revlon Consumer Products Corporation, the guarantors party thereto and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K of Revlon, Inc. filed with the SEC on September 9, 2016).

4.2
Joinder Agreement to the Registration Rights Agreement, dated as of September 7, 2016, by and among Revlon Consumer Products Corporation, the guarantors party thereto and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Citigroup Global Markets Inc., as representatives of the initial purchasers (incorporated by reference to Exhibit 4.2 to the Current Report on Form 8-K of Revlon, Inc. filed with the SEC on September 9, 2016).

10.1
Term Loan Agreement, dated as of September 7, 2016, by and among Revlon Consumer Products Corporation, Revlon, Inc. (solely for the purposes set forth therein), certain lenders party thereto and Citibank, N.A., as administrative agent and collateral agent (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K of Revlon, Inc. filed with the SEC on September 9, 2016).

10.2
Asset-Based Revolving Credit Agreement, dated as of September 7, 2016, by and among Revlon Consumer Products Corporation, certain local borrowing subsidiaries from time to time party thereto, Revlon, Inc. (solely for the purposes set forth therein), certain lenders and issuing lenders party thereto and Citibank, N.A., as administrative agent, collateral agent, issuing lender and swingline lender (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K of Revlon, Inc. filed with the SEC on September 9, 2016).

10.3
Term Loan Guarantee and Collateral Agreement, dated as of September 7, 2016, made by each of the signatories thereto in favor of Citibank, N.A., as collateral agent, for the benefit of the Secured Parties under the Term Loan Agreement (incorporated by reference to Exhibit 10.3 to the Current Report on Form 8-K of Revlon, Inc. filed with the SEC on September 9, 2016).

10.4
Holdings Term Loan Guarantee and Pledge Agreement, dated as of September 7, 2016, made by Revlon, Inc. in favor of Citibank, N.A., as collateral agent, for the benefit of the Secured Parties under the Term Loan Agreement (incorporated by reference to Exhibit 10.4 to the Current Report on Form 8-K of Revlon, Inc. filed with the SEC on September 9, 2016).

10.5
ABL Guarantee and Collateral Agreement, dated as of September 7, 2016, made by each of the signatories thereto in favor of Citibank, N.A., as collateral agent, for the benefit of the Secured Parties under the Asset-Based Revolving Credit Agreement (incorporated by reference to Exhibit 10.5 to the Current Report on Form 8-K of Revlon, Inc. filed with the SEC on September 9, 2016).

10.6
Holdings ABL Guarantee and Pledge Agreement, dated as of September 7, 2016, made by Revlon, Inc. in favor of Citibank, N.A., as collateral agent, for the benefit of the Secured Parties under the Asset-Based Revolving Credit Agreement (incorporated by reference to Exhibit 10.6 to the Current Report on Form 8-K of Revlon, Inc. filed with the SEC on September 9, 2016).

10.7
ABL Intercreditor Agreement, dated as of September 7, 2016, among Citibank, N.A., as ABL Agent, Citibank, N.A., as Initial Term Loan Agent, Revlon, Inc., Revlon Consumer Products Corporation, each subsidiary listed therein or that becomes a party thereto and each Other Term Loan Agent from time to time party thereto (incorporated by reference to Exhibit 10.7 to the Current Report on Form 8-K of Revlon, Inc. filed with the SEC on September 9, 2016).